SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 30, 2004
                                                          (October 4, 2004)

                               TrustCo Bank Corp NY


              (Exact name of registrant as specified in its charter)

                                     New York
                   (State or other jurisdiction of incorporation)


                  0-10592                              14-1630287
 ------------------------------------  ----------------------------------------
         (Commission File Number)          (IRS Employer Identification No.)


                    5 Sarnowski Drive, Glenville, New York 12302
                 (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code: (518) 377-3311
                                                             --------------





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TrustCo Bank Corp NY


Item 5.    Other Events

           A press release was issued on September 30, 2004 declaring Trustco Bank's Grand Opening celebrations of two new offices in Slingerlands, NY and Valatie, NY. Attached is the press release labeled as exhibit 99(a).




Item 7    (c) Exhibits


          Reg S-K Exhibit No.           Description
              99(a)                     Press release dated September 30, 2004
                                        declaring Trustco Bank's Grand Opening
                                        celebrations of two new offices in
                                        in Slingerlands, NY and Valatie, NY.








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                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 4, 2004

                                               TrustCo Bank Corp NY
                                               (Registrant)


                                             By:/s/ Robert T. Cushing
                                                ----------------------------
                                                Robert T. Cushing
                                                Executive Vice President and
                                                Chief Financial Officer





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                          Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.     Description                                    Page
------------------      ----------------------------                ----------
      99(a)             Press release dated September 30,               5
                        2004, declaring Trustco Bank's
                        Grand Opening celebrations of two new
                        offices in Slingerlands, NY and Valatie, NY.





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                                                   Exhibit 99 (a)

TRUSTCO
Bank Corp NY                                         News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:      Trustco Bank                        NASDAQ - TRST

                     Robert M. Leonard
                     Vice President
                     518-381-3693

FOR IMMEDIATE RELEASE:

                TRUSTCO ANNOUNCES TWO GRAND OPENINGS


Glenville, New York - September 30, 2004   -

Trustco Bank recently celebrated the Grand Openings of two new offices:

     Slingerlands Office            1569 New Scotland Road, Slingerlands, NY
     Valatie Office                 2931 Route 9, Valatie, NY

     The Grand Opening celebrations will continue through Friday October 22, 2004. Trustco will raffle off a 32" Color TV at each location with various other prizes, gift certificates, and giveaways.

     Commenting on the openings, Robert J. McCormick, President & CEO, indicated: "Since the recent and pending sale of many of our competitors such as Hudson River, Troy Savings, Fleet, and Charter One, Trustco is the one Capital Region Bank that has remained independent and committed to this region. For over 100 years Trustco has been known as Your Home Town Bank. Now we have the opportunity to bring our Home Town service and products to the residents of Slingerlands and Valatie."

     TrustCo Bank Corp NY is a $2.8 billion bank holding Company and through its subsidiary Trustco Bank operates 71 offices in New York, Florida, and Vermont. In addition, the bank operates a full service Trust Department. The common shares of TrustCo are traded on Nasdaq under the symbol TRST.

                                   # # #



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